Exhibit 10.32
REGULATION D SUBSCRIPTION AGREEMENT
AND INVESTMENT REPRESENTATION

SECTION I

Subscription.     The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from NuGen Holdings, Inc., a Delaware corporation (the "Company") in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) for the number of shares of Series B Convertible Preferred Stock and Warrants. The terms of the Series B Convertible Preferred Stock and Warrants are more fully described in the Certificate of Designation of the Preferred Stock and Warrant Agreement attached hereto as Exhibits A and B, respectively.

The Company is offering up to a maximum of 13,888,889 shares of Preferred Stock at a purchase price of $0.18 per share of Preferred Stock and 2,777,778 Warrants; the investor is to receive Warrants equal to 20% of the number of shares of Preferred Stock purchased. The investor understands that there is no minimum and therefore the Company will have immediate use of the funds invested.

The undersigned understands that the securities are being offered and issued by the Company in a transaction exempt from the registration requirements of the Securities Act.

For purposes of this agreement, the Series B Convertible Preferred Stock shall be referred to as the “Preferred Stock”, the shares of common stock of the Company issued upon due conversion of the Preferred Stock in accordance with the terms thereof shall be referred to as the “Converted Shares” and the shares of common stock of the Company issued upon due conversion of the Warrants shall be referred to as the “Warrant Shares”. The Preferred Stock, Warrants, Converted Shares and Warrant Shares shall hereinafter be referred to collectively as the “Shares”.

For the avoidance of doubt, the Warrant shall be exercisable for shares of common stock of the Company as described therein and the dividend payable with respect to issued and outstanding shares of Preferred Stock as described in the Certificate of Designation shall be independent and have absolutely nothing to do with the Warrant or the Warrant Shares.

SECTION II

Purchase Price. Simultaneous with the execution and delivery by the undersigned of this Agreement, the undersigned is delivering $_____________ to the Company in consideration for _____ shares of Preferred Stock and ______ Warrants. The undersigned further understands and acknowledges that this subscription is irrevocable.

Payment has been made simultaneous herewith by either (i) wire transfer or (ii) by check payable to NuGen Holdings, Inc. The wire transfer instructions are as follows:

Name of Bank:	Bank of Texas
Account Name:	NuGen Holdings, Inc.
Bank Address;	1401 McKinney, Houston, TX
Account	8092216236
ABA	111014325

If the undersigned has paid by check, the undersigned has sent a check by overnight mail to:
NuGen Holdings, Inc.
c/o North Point Consultants, Inc.
2004 Polk Street
Hollywood, FL 33020
Attention: Alan Pritzker

SECTION III

Investor Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)          Investment Purposes. The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the undersigned is subscribing that would be in violation of the Securities Act or any state securities or "blue-sky" laws.

(b)         Sale, Assignment or Transfer. The undersigned has been advised by the Company that the Shares have not been registered under the Securities Act, that the Preferred Stock will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company’s reliance thereon is based in part upon the representations made by the undersigned in this Agreement. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless the sale, (i) is registered under the Securities Act, or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, if applicable, or (iii) is otherwise exempt from registration under the Securities Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares. The undersigned acknowledges that any certificate or other evidence of ownership of the Shares shall bear a restrictive legend substantially the same as the one set forth in Section III(k) of this Agreement.

(c)          Authority. The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(d)         No General Solicitation. The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than Company personnel, previously not known to the undersigned.

(e) Investment Experience. The undersigned, or the undersigned’s professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned or his professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the undersigned or his advisors can protect his own interests in connection with the transactions described in this Agreement. The undersigned is able to afford the loss of his entire investment in the Shares.

(f)          Exemption from Registration. The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(1)           The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(2)           The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

(3)           The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(4)           The undersigned understands that the Shares are not being registered under the Securities Act, or the securities laws of any state in reliance upon exemptions therefrom for private offerings. The undersigned understands that the Shares must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available. All certificates evidencing the undersigned Shares will bear a legend stating that the Shares have not been registered under the Securities Act or state securities laws and they may not be resold unless they are registered under the Securities Act and applicable state securities laws or exempt therefrom.

Notwithstanding anything contained herein to the contrary, the undersigned will be entitled to registration rights as provided for in the Certificate of Designation of the Preferred Stock.

(g)          Economic Considerations. The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

(h)          No Other Company Representations. No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

(i)           Accredited Investor. The undersigned is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit C to this Agreement.

(j)           State Residency.      The undersigned’s principal residence (if subscriber is an individual) or principal business address, as applicable, is in the state indicated on the signature page, and the undersigned has no present intention to move such residence or principal business address, as applicable, from such State.

(k)           Legend.       Each certificate representing the Shares shall be endorsed with the following legend, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section

(l)           Potential Loss of Investment. The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The undersigned has received and reviewed all the filings made by the Company with the Securities and Exchange Commission ("SEC"). The undersigned understands and acknowledges that as a result thereof, he may lose his entire investment in the Company.

(m)          Investment Commitment. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(n)          Receipt of Information. The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned.

(o)          No Reliance. Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

(p)          No Governmental Review. The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(q)          Price of Shares. The undersigned understands that the price of the Shares offered hereby was determined by the Company without reference to the assets or book value of the Company. The undersigned further understands that there is a substantial risk of further dilution of his or its investment in the Company.

SECTION IV

Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

(a)           Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

(b)          Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)           Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

(d)           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

SECTION V

5.1          Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2          Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3          Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

5.4          Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5          Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6          Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7          Assignability. This Agreement is not transferable or assignable by the undersigned.

5.8          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT.

5.9          Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10        Further Assurances. Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Number of Shares
Subscribed For:	Print Name of Subscriber

By:
(Signature of Subscriber or
Authorized Signatory)

Address:

Telephone:

Fax:

Social Security Number or other
Taxpayer Identification Number

If the Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Shares will be held

Social Security Number or other
Taxpayer Identification Number

If the Shares have been purchased through a broker or other intermediary, please identify such entity:

ACCEPTANCE OF SUBSCRIPTION

Name of Subscriber

ACCEPTED BY:

NuGen Holdings, Inc.

By:
Name:
Title:

Date:                                          , 2011

Accepted for                                                      Number of Series B Preferred Shares

Exhibit A

CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF SERIES B CONVERTIBLE PREFERRED STOCK
OF
NUGEN HOLDINGS, INC.

NUGEN HOLDINGS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY THAT:

A.           Pursuant to authority conferred upon the Board of Directors of the Corporation (the “Board”) by Article FOURTH of the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and pursuant to the provisions of §151 of the General Corporation Law of the State of Delaware, the Board adopted and approved the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series B Convertible Preferred Stock.

B.           The Certificate of Incorporation provides for two classes of shares, common stock, $.001 par value per share (the “Common Stock”), and preferred stock, $.001 par value per share (the “Preferred Stock”).

C.           The Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series B Convertible Preferred Stock and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to such Preferred Stock as follows:

5.
Designation and Amount. The shares of such series of Preferred Stock shall be designated Series B Preferred Stock (the “Series B Preferred Stock”). The number of shares constituting Series B Preferred Stock shall be 14,645,000. No other shares of preferred stock shall be designated as Series B Preferred Stock

6.	Dividends.

(a) Commencing on the Original Issuance Date (as defined in Section 9 below), cumulative dividends (“Series B Dividends”) shall accrue on each share of Series B Preferred Stock, at the rate of $0.0054 per annum (accrued daily, from but not including the next preceding Dividend Payment Date (as defined in Section 2 (b) below), or, in the case of the first Dividend Payment Date, from the Original Issuance Date, to and including the respective Dividend Payment Date, on a 30/360 basis).

(b) The Series B Dividends shall be payable annually, with the first payment due on July1,2012“Dividend Payment Date”), or if such day is not a Business Day (as defined in Section 9 below), on the next succeeding Business Day and on the Business Day immediately preceding the Mandatory Conversion Date (as defined in Section 7 below). Series B Dividends shall be payable only in shares of Series B Preferred Stock (a “PIK Dividend”). Fractional shares of Series B Preferred Stock may be issued in connection with any PIK Dividend so that exact payment can be made to each holder of Series B Preferred Stock of all accrued and unpaid dividends that are payable on any Dividend Payment Date in respect of such holder’s shares of Series B Preferred Stock, provided that any such fractional shares shall be rounded to the nearest one-hundredth of a share. All shares (including any fractional shares) of Series B Preferred Stock issued pursuant to a PIK Dividend will thereupon be duly authorized, validly issued, fully paid and non-assessable. Dividends with respect to such additional shares of Series B Preferred Stock issued as a PIK Dividend shall (a) be due and payable on each Dividend Payment Date following the payment date on which such PIK Dividend was declared (or accrued, if not declared and paid on a Dividend Payment Date) and (b) accrue at the rate set forth in this Section 2 commencing on the day immediately following the Dividend Payment Date on which such PIK Dividends were due and payable (regardless of whether the PIK Dividend was declared or whether the shares of Series B Preferred Stock constituting the PIK Dividends were actually issued).The Series B Dividends shall accrue and accumulate whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

(c) Series B Dividends shall be declared and paid pro rata per share.

7.	Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), no distribution shall be made to holders of shares of capital stock of the Corporation ranking junior to the Series B Preferred Stock upon liquidation, dissolution or winding up of the Corporation, including the Common Stock (as defined in Section 9 below), unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount per share equal to $0.18 (the “Liquidation Amount”) per share plus any accrued or declared and unpaid dividends owed to holders of shares of the Series B Preferred Stock.

(b) The holders of the Series B Preferred Stock shall be entitled to receive on a pari passu basis with any other series of stock in parity with the Series B Preferred Stock distributions out of the assets legally available for such distributions, including without limitation, the outstanding Series B Preferred Stock. In the event the assets of the Corporation are insufficient to pay the amounts owed to holders of Series B Preferred Stock and any other parity stock upon liquidation, all available assets shall be paid ratably to the holders of Series B Preferred Stock and any parity stock, on a pari passu basis in accordance with their respective liquidation preferences, and the holders of Common Stock and any other junior stock shall receive nothing. The holders of the Series B Preferred Stock shall be junior to and subordinate to the holders of the Series A Preferred Stock upon the exercise of the Option Agreement dated March 8, 2011.

8.	Voting Rights.

(a)           Except as otherwise provided in this Certificate of Designation or in the Certificate of Incorporation (the “Certificate of Incorporation”), of the Corporation, as expressly required by law or as provided herein, a holder of Series B Preferred Stock shall be entitled to a number of votes per share equal to the number of whole shares of Common Stock into which such Series B Preferred Stock is convertible, subject to adjustment as set forth in Section 6 below, as of the record date for the determination of stockholders entitled to vote and to notice of any stockholders’ meeting in accordance with the By-laws (the “By-laws”) of the Corporation. Fractional votes shall not be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares of Series B Preferred Stock held by each holder) shall be rounded to the nearest whole number (with one-half being rounded upward).

(b)           Except as otherwise provided in this Certificate of Designation or in the Certificate of Incorporation or as expressly required by law, the holders of Series B Preferred Stock and the holders of Common Stock shall vote together as a single class on all matters presented to stockholders, and not as separate classes. The holders of Series B Preferred Stock shall vote on an as converted basis.

(c)           The Corporation shall not effect, or agree to effect, any amendment of this Certificate of Designation without the consent of the holder or holders of at least two-thirds of the shares of Series B Preferred Stock then outstanding.

(d)          Meetings of the Series B Holders shall be held whenever called in the manner required by the laws of the State of Delaware for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of fifty one (51%) of the outstanding shares of the Series B Holders. Any such meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Delaware, as may be specified in the notice thereof. Notice of a special meeting also shall state the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10), nor more than sixty (60) days, before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If there is a need for an emergency meeting of the stockholders, notice may be provided to the stockholders no later than 48 hours prior to the start of such meeting. At any and all meetings of the Series B Holders there must be present, either in person or by proxy, at least twenty five percent (25%) of the issued and outstanding shares of the Series B Holders entitled to vote at said meeting. Any action of the Series B Holders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

5.             Conversion.

(a)           The holder of any shares of Series B Preferred Stock shall have the right, at such holder’s option, at any time or from time to time, to convert such shares into Common Stock, in a conversion ratio of one share of Common Stock for each share of Series B Preferred Stock, subject to adjustment as set forth in Section 5 below, for each share of Series B Preferred Stock to be converted (such conversion ratio in effect from time to time, the “Conversion Ratio”).

(b)           The holder of any shares of Series B Preferred Stock may exercise the conversion rights set forth herein by delivering to the Corporation or any transfer agent of the Corporation for the Series B Preferred Stock as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank to the Corporation (if required by it) (or such holder shall notify the Corporation or any transfer agent that such certificate(s) have been lost, stolen or destroyed and shall execute an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when the aforesaid delivery is made or on the Mandatory Conversion Date as provided below in Section 7.

(c)           As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate to which such holder is entitled. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a Common Stock holder of record on the applicable Conversion Date. The Corporation shall not close its books against the transfer of shares of Series B Preferred Stock in any manner that would interfere with the timely conversion of any shares of Series B Preferred Stock. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of the Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

(d)          No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered, or deemed surrendered, pursuant to subsection (c) above, for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of such Series B Preferred Stock so surrendered. Any fractional share which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock (after aggregating all shares of Series B Preferred Stock held by each holder) shall be rounded to the nearest whole number (with one-half being rounded upward).

(e)           The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock sufficient shares to provide for the conversion of all outstanding shares of Series B Preferred Stock.

(f)           All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens or charges with respect thereto.

(g)          Each holder of shares of Series B Preferred Stock shall be entitled to receive written notice from the Corporation, by overnight delivery or first class mail, postage prepaid, addressed to such holder at the last address of such holder as shown by the records of the Corporation, of any proposed dividend or distribution, liquidation, dissolution or winding up of the Corporation, or any Business Combination (as defined in Section 9 below), at least ten (10) days prior to the date on which any such event is scheduled to occur, and, at any time prior to, or conditioned upon the consummation of and to occur immediately prior to, such liquidation, dissolution or winding up or Business Combination, to convert any or all of such holder’s shares of Series B Preferred Stock into shares of Common Stock pursuant to this Section 5. The notice of any such event shall at a minimum specify the consideration to be received by stockholders in such event in the aggregate, the consideration to be received on a per share basis by the holders of Common Stock and the consideration to be received on a per share basis by the holders of Series B Preferred Stock.

6.            Conversion Adjustment.

(a)          In the event the Corporation shall, at any time after the issuance of any share of Series B Preferred Stock, declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Conversion Ratio shall be adjusted, so that the holder of any shares of Series B Preferred Stock shall be entitled to receive upon conversion thereof the number of shares of Common Stock or other securities or property that such holder would have owned or have been entitled to receive upon the happening of such event had such Series B Preferred Stock been converted immediately prior to the relevant record date or, if there is no such record date, the effective date of such event.

(b)          The “Conversion Price” shall initially be $0.18 and shall be adjusted from time to time as provided in this subsection (b). If the Conversion Ratio shall be adjusted pursuant to subsection (a) above, then in each such case, a corresponding adjustment shall be made to the Conversion Price in accordance with the following formula:
P           =           Po x Ro
                                                                           R

where:

P =          the adjusted Conversion Price in effect immediately following such adjustment.

Po =         the Conversion Price in effect immediately prior to such adjustment.

Ro =         the Conversion Ratio in effect immediately prior to the adjustment.

R =          the Conversion Ratio in effect immediately following the adjustment.

(c)           The provisions of this Section 6 shall be applied successively each time there shall occur any event for which an adjustment is required to be made pursuant to subsection (a) above.

(d)           Subject to the restrictions contained in Section 8(a)(iv) below, in the event the Corporation shall, at any time after the issuance of any share of Series B Preferred Stock, declare or pay any dividend or make any distribution on Common Stock payable in securities or other property of the Corporation other than shares of Common Stock or cash, in which dividend or distribution the holders of Series B Preferred Stock do not otherwise participate, then provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such securities of the Corporation or value of such other property that they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities and other property receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

(e)           Upon a Business Combination (as defined below), each share of Series B Preferred Stock shall remain outstanding and shall thereafter be convertible into, or shall be converted into a security which shall be convertible into, the kind and amount of securities or other property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series B Preferred Stock immediately prior to such Business Combination would have been entitled upon such Business Combination, all subject to further adjustment as provided herein and in the Certificate of Incorporation.

7.            Mandatory Conversion.
All shares of the Series B Preferred Stock then outstanding on December 31, 2012 (the "Mandatory Conversion Date") shall become convertible into shares of Common Stock as provided above. On and after such date, all rights and preferences of the outstanding Series B Preferred Stock shall automatically have no further force and effect and the holder of Series B Preferred Stock shall surrender the certificate evidencing such shares to the Corporation. On or after such date, notwithstanding that the certificates evidencing any Series B Preferred Stock shall not have been surrendered, such shares shall no longer be deemed outstanding and all rights whatsoever with respect to such shares shall terminate.

8.            Piggyback Registration Rights.
If at any time the Corporation shall determine to file with the Securities and Exchange Commission (the "SEC") a Registration Statement relating to an offering for its own account or the account of others of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans and other than the Form S-1 currently subject to the SEC review), the Corporation shall send to each Registered Holder written notice of such determination and, if within three (3) days after the date of such notice, such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registerable Securities (as defined in Section 9) such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Corporation the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Corporation shall be obligated to include in such Registration Statement only such limited portion of the Registerable Securities with respect to which such Registered Holder has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registerable Securities shall be made pro rata among the Registerable Holders seeking to include Registerable Securities in proportion to the number of Registerable Securities sought to be included by such Holders. If an offering in connection with which a Holder is entitled to registration under this Section 8 is an underwritten offering, then each Holder whose Registerable Securities are included in such Registration Statement shall, unless otherwise agreed by the Corporation, offer and sell such Registerable Securities in an underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

9.            Definitions. For purposes of this Certificate of Designation, the following terms shall have the following definitions:

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

Business Combination. The term “Business Combination” shall mean (x) a merger, share exchange or consolidation of the Corporation with any other corporation or entity; (y) the sale, lease, exchange, mortgage, pledge, transfer or other disposition or encumbrance, whether in one transaction or a series of transactions, by the Corporation of all or substantially all of the Corporation’s assets; or (z) any agreement, contract or other arrangement providing for any of the foregoing transactions.

Common Stock. The term “Common Stock” shall mean the common stock of the Corporation, par value $0.001 per share, or any other security or property as the aforesaid common stock shall be converted into or exchanged for in any merger, consolidation, combination, recapitalization, share exchange or other similar or successive business transactions occurring after the date hereof, provided that as a condition of any such transaction, the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of securities and property receivable upon such event by a holder of the number of shares of Common Stock into which such share of Series B Preferred Stock might have been converted immediately prior to such event, all subject to further adjustment as provided herein and in the Certificate of Incorporation, and appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the adjustments and other provisions hereof and thereof shall thereafter be applicable, as nearly as may be, in relation to any shares of securities or property thereafter deliverable upon the exercise of such conversion rights.

Original Issuance Date. The term “Original Issuance Date” shall mean the date the shares of Series B Preferred Stock are issued to the holder thereof.

Registered Holder. The term “Registered Holder” shall mean, at any time, the holder of record of shares of Series B Preferred Stock.

Registerable Securities. The term “Registerable Securities” shall mean the shares of Common Stock the Registered Holder shall be entitled to receive from the Company upon conversion of the Series B Preferred Stock then held by such Holder.

10.          No Impairment. The Corporation shall not enter into any contract, agreement or other legally enforceable arrangement which shall have the effect of impairing in any material respect the rights, powers or preferences of the holders of the Series B Preferred Stock granted pursuant to this Certificate of Designation, without the consent of the holders of not less than two-thirds of the outstanding shares of Series B Preferred Stock.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __th day of March, 2011.

NUGEN HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT B
WARRANT
[date]		______ Shares

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:30 P.M., EASTERN

TIME ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR VALUE RECEIVED, NuGen Holdings, Inc., a Delaware corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:30 p.m., Eastern Time, on the Expiration Date (as hereinafter defined) to _______ (the “Holder”), under the terms as hereinafter set forth, _______ (______) fully paid and non-assessable shares of the Company’s Common Stock (the “Warrant Stock”), at a purchase price of eighteen cents ($0.18) per share (the “Warrant Price”), pursuant to this warrant (this “Warrant”). The number of shares of Warrant Stock to be so issued and Warrant Price are subject to adjustment in certain events as hereinafter set forth.

Exercise of Warrant.
The Holder may exercise this Warrant according to its terms by (i) surrendering this Warrant, properly endorsed, to the Company at the address set forth in Section 10, (ii) the subscription form attached hereto having then been duly executed by the Holder (the “Form of Exercise”), and (iii) payment of the purchase price being made to the Company for the number of shares of the Warrant Stock specified in the subscription form, or as otherwise provided in this Warrant, prior to 5:30 p.m., Eastern Time, on the date which is two years after the date hereof (the “Expiration Date”). Such exercise shall be effected by the surrender of the Warrant, together with a duly executed copy of the Form of Exercise, to Company at its principal office and the payment to the Company of an amount equal to the aggregate Warrant Price for the number of shares of Warrant Stock being purchased in cash, certified check or wire transfer.

This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer or President and the Secretary or Assistant Secretary of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

Disposition of Warrant Stock and Warrant.

The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered: (i) under the Securities Act of 1933, as amended (the “Act”), on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion, reasonably satisfactory to counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

Exchange, Transfer or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

Warrant Holder Not a Stockholder. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

Notices. Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, or nationally recognized overnight delivery service, to the Company at its principal executive offices, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

Choice of Law. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Jurisdiction and Venue. The parties hereby irrevocably consent to the in personam jurisdiction and venue of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS WARRANT.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this __ day of _____, 2011.

NUGEN HOLDINGS, INC.

By:
Name:
Title:

FORM OF EXERCISE

(to be executed by the registered holder hereof)

The undersigned hereby exercises the right to purchase _________ shares of common stock (“Common Stock”), of __________ evidenced by the within Warrant Certificate for a Warrant Price of $______ per share and herewith makes payment of the purchase price in full of (i) $__________ in cash. Kindly issue certificates for shares of Common Stock (and for the unexercised balance of the Warrants evidenced by the within Warrant Certificate, if any) in accordance with the instructions given below.

Dated:____________________ , 201_ .

Instructions for registration of stock

Name (Please Print)

Social Security or other identifying Number:

Address:__________________________________
                        City/State and Zip Code

Instructions for registration of certificate representing the unexercised balance of Warrants (if any)

Name (Please Print)

Social Security or other identifying Number: ___________

Address:____________________________________
                      City, State and Zip Code

 Exhibit C

ACCREDITED INVESTOR STATUS

The undersigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

_____(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

Schedule

Subscriber's Name	Number of Series B Preferred Shares	Number of Warrants	Purchase Price
Charles Lyons & Adrienne Lyons	277,778	55,556	$50,000
Stephen Najarian	138,889	27,778	$25,000
Stephen McKnight	100,000	20,000	$18,000